UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: (Date of Earliest Event Reported) March 15, 2010 (March 11, 2010)
PANHANDLE OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 North Grand Blvd., Suite 300 Oklahoma City, OK (Address of principal executive offices)	73112 (Zip code)
(405) 948-1560
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On March 11, 2010, Panhandle Oil and Gas Inc.’s board of directors promoted Paul F. Blanchard, Jr. to Senior Vice President, Chief Operating Officer of the Company. Prior to joining Panhandle in January 2009 as Vice President, Chief Operating Officer, Mr. Blanchard was employed by Range Resources Corporation as Vice President of the Mid-Continent Business Unit in Oklahoma City. Mr. Blanchard holds a B.S. degree in petroleum engineering from the University of Oklahoma and has over twenty-seven years experience in the Mid-Continent area.

ITEM 5.07	Submission of Matters to a Vote of Security Holders
Panhandle Oil and Gas Inc. (the “Company”) held its annual meeting (the “The Annual Meeting”) of shareholders on March 11, 2010 at the Waterford Marriott in Oklahoma City, Oklahoma. A quorum consisting of approximately 74% of the Company’s Class A Common Stock issued and outstanding was represented either in person or by proxy. At the Annual Meeting the Company’s shareholders voted on proposals to: (1) elect Dr. Bruce M. Bell, Robert O. Lorenz and Robert E. Robotti as directors to serve for three year terms; (2) approve of the Panhandle Oil and Gas Inc. 2010 Restricted Stock Plan; and (3) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ended September 30, 2010. The voting results of the proposals are as follows:

	For	Against	Withheld	Abstentions	Broker Non-Votes
Proposal #1 — Election of Three Directors:
Dr. Bruce M. Bell	4,431,430	N/A	81,417	N/A	1,611,378
Robert O. Lorenz	4,430,213	N/A	82,634	N/A	1,611,378
Robert E. Robotti	4,390,142	N/A	122,705	N/A	1,611,378

Proposal #2 — Approval of the Panhandle Oil and Gas Inc. 2010 Restricted Stock Plan:
Totals	3,702,428	719,456	N/A	90,963	1,611,378

Proposal #3 — Ratification of Selection of Independent Registered Public Accounting Firm:
Totals	6,050,552	42,350	N/A	31,323	-0-

ITEM 7.01	Regulation FD Disclosures
On March 12, 2010 the Company issued a press release announcing Results of Annual Shareholders’ Meeting which included the management change. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by Panhandle Oil and Gas Inc., dated March 12, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.
By:	/s/ Michael C. Coffman
Michael C. Coffman,
President and CEO

     DATE: March 15, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Panhandle Oil and Gas Inc., dated March 12, 2010

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